UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): October 13, 2022

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 par value	NVOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

CVI Investments, Inc. Waiver and Amendment

On October 13, 2022, Novo Integrated Sciences, Inc. (the “Company”) entered into a Waiver and Amendment (the “CVI Waiver and Amendment”) with CVI Investments, Inc. (“CVI”). Pursuant to the terms of the CVI Waiver and Amendment, (i) the Company obtained a limited waiver from CVI with respect to certain provisions of a Warrant to Purchase Common Stock, dated as of December 14, 2021, issued by the Company to CVI (the “CVI Warrant”); (ii) the Company and CVI amended certain provisions of the CVI Warrant; (iii) the Company obtained a limited waiver from CVI with respect to certain provisions of a Senior Secured Convertible Note, dated as of December 14, 2021, issued by the Company to CVI (the “CVI Note”); and (iv) the Company and CVI amended certain provisions of the CVI Note, all as more fully described below and as set forth in the CVI Warrant and the CVI Note, as applicable.

Pursuant to the terms of the CVI Waiver and Amendment, the Company obtained a limited waiver from CVI with respect to the provisions of the CVI Warrant that would have reduced the exercise price of the CVI Warrant upon the closing of the sale of the Company’s common stock by the Company (the “Offering”) to be conducted as set forth in and pursuant to the prospectus contained in the Registration Statement on Form S-1 (File No. 333-267401) filed by the Company on September 13, 2022, as amended on October 4, 2022 and October 7, 2022. In addition, the Company and CVI agreed to amend the CVI Warrant to provide that the exercise price of the CVI Warrant shall be the price at which the Company’s common stock is offered for sale in the Offering.

Also pursuant to the terms of the CVI Waiver and Amendment, the Company obtained a limited waiver from CVI with respect to the provisions of the CVI Note that would have reduced the conversion price of the CVI Note upon the closing of the Offering. CVI also agreed to extend the date on which the Amortization Redemption Amount (as defined in the CVI Note) may be paid from October 14, 2022 to October 19, 2022. In addition, the Company and CVI agreed to amend the CVI Note to provide that the conversion price set forth in the CVI Note shall be the price at which the Company’s common stock is being offered for sale in the Offering.

Hudson Bay Master Fund Ltd. Waiver and Amendment

Also on October 13, 2022, the Company entered into a Waiver and Amendment (the “Hudson Bay Waiver and Amendment”) with Hudson Bay Master Fund Ltd. (“Hudson Bay”). Pursuant to the terms of the Hudson Bay Waiver and Amendment, (i) the Company obtained a limited waiver from Hudson Bay with respect to certain provisions of a Warrant to Purchase Common Stock, dated as of December 14, 2021, issued by the Company to Hudson Bay (the “Hudson Bay Warrant”); (ii) the Company and Hudson Bay amended certain provisions of the Hudson Bay Warrant; (iii) the Company obtained a limited waiver from Hudson Bay with respect to certain provisions of a Senior Secured Convertible Note, dated as of December 14, 2021, issued by the Company to Hudson Bay (the “Hudson Bay Note”); and (iv) the Company and Hudson Bay amended certain provisions of the Hudson Bay Note, all as more fully described below and as set forth in the Hudson Bay Warrant and the Hudson Bay Note, as applicable.

Pursuant to the terms of the Hudson Bay Waiver and Amendment, the Company obtained a limited waiver from Hudson Bay with respect to the provisions of the Hudson Bay Warrant that would have reduced the exercise price of the Hudson Bay Warrant upon the closing of the Offering. In addition, the Company and Hudson Bay agreed to amend the Hudson Bay Warrant to provide that the exercise price of the Hudson Bay Warrant shall be the price at which the Company’s common stock is offered for sale in the Offering.

Also pursuant to the terms of the Hudson Bay Waiver and Amendment, the Company obtained a limited waiver from Hudson Bay with respect to the provisions of the Hudson Bay Note that would have reduced the conversion price of the Hudson Bay Note upon the closing of the Offering. Hudson Bay also agreed to extend the date on which the Amortization Redemption Amount (as defined in the Hudson Bay Note) may be paid from October 14, 2022 to October 19, 2022. In addition, the Company and Hudson Bay agreed to amend the Hudson Bay Note to provide that the conversion price set forth in the Hudson Bay Note shall be the price at which the Company’s common stock is being offered for sale in the Offering.

The foregoing summary of the CVI Waiver and Amendment and the Hudson Bay Waiver and Amendment is qualified in its entirety by reference to the full text of the CVI Waiver and Amendment and the Hudson Bay Waiver and Amendment, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 13, 2022, the Company issued a press release announcing the pricing of the Offering. A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Waiver and Amendment, dated as of October 13, 2022, by and between the registrant and CVI Investments, Inc.
10.2	Waiver and Amendment, dated as of October 13, 2022, by and between the registrant and Hudson Bay Master Fund Ltd.
99.1	Press release issued by the registrant on October 13, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: October 14, 2022	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer